Exhibit 99.3

Third Quarter 2014

Supplemental Information Package

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Table of Contents

Summary
Financial and Operating Highlights	3
Fact Sheet	4
Notes to Fact Sheet	5

Earnings
Quarterly Consolidated Statements of Operations	6
Funds from Operations and Core Funds from Operations	7
Net Operating Income and Core Net Operating Income	9

Property Information
Top 20 Markets Summary	11
Top 20 Markets Home Price Appreciation Trends	12
Leasing Experience	13

Operational Information
Acquisition, Renovation and Leasing Rates	14
Portfolio Footprint Map	15
Lease Expirations	16

Other Information
Debt Maturity Schedule	17

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Financial and Operating Highlights

Third Quarter 2014 Highlights

•                 Core funds from operations (“Core FFO”) (as defined) for the third quarter of 2014 were $38.5 million or $0.15 per FFO share.

•                 Net operating income from leased properties (“NOI”) for the quarter ended September 30, 2014, was $59.4 million, a 4.1% increase from $57.1 million for the quarter ended June 30, 2014.

•                 Total portfolio increased by 3,704 homes to 30,877 as of September 30, 2014, from 27,173 as of June 30, 2014.  As of September 30, 2014, the Company had 26,161 leased properties, an increase of 2,797 leased properties from June 30, 2014.

•                 Continued strong occupancy, with 94.1% of properties leased that have been previously leased or rent-ready for more than 90 days and total portfolio occupancy of 84.7%.

•                 In July 2014, completed the acquisition of Beazer Pre-Owned Rental Homes, Inc. (“Beazer Rental Homes”), which added 1,372 homes located in markets in Arizona, California, Florida and Nevada to the Company’s portfolio.

•                 Completed securitization transaction in September 2014, which raised gross proceeds of $487.7 million, with a duration-adjusted weighted-average coupon rate of 4.42% for a ten-year term.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Fact Sheet

(Amounts in thousands, except share, per share and property data)

(Unaudited)

	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014
Operating Data - for the three months ended
Rents from single-family properties	$47,364	$61,843	$73,761	$88,871	$104,210
Fees from single-family properties	$1,476	$1,409	$1,358	$1,889	$1,529
Tenant charge-backs	$323	$1,218	$1,890	$3,138	$4,282
Total revenues from single-family properties	$49,163	$64,470	$77,009	$93,898	$110,021
Total revenues	$49,463	$64,890	$77,278	$94,304	$110,393
Leased property operating expenses	$17,579	$24,470	$29,266	$36,790	$50,583
Net operating income (1)	$31,584	$40,000	$47,743	$57,108	$59,438
Net operating income margin(1)	64.2%	62.0%	62.0%	60.8%	54.0%
Core net operating income margin(1)	65.2%	65.0%	64.8%	63.6%	57.3%
G&A expense as % of total revenues	5.5%	5.7%	6.6%	6.0%	4.8%
Annualized G&A expense as % of total assets	0.28%	0.35%	0.45%	0.46%	0.38%

Selected Balance Sheet Information - at end of period
Single-family properties, net	$3,530,122	$3,861,422	$4,218,654	$4,483,794	$5,117,743
Total assets	$3,885,261	$4,224,144	$4,524,033	$4,982,557	$5,536,344
Outstanding borrowings under credit facility (2)	$238,000	$375,000	$671,000	$481,000	$82,000
Asset-backed securitizations	$-	$-	$-	$480,970	$993,058
Total liabilities	$395,968	$573,485	$889,925	$1,216,362	$1,349,487
Total equity capitalization (3)	$3,861,700	$4,101,227	$4,230,122	$4,671,212	$4,887,590
Total capitalization (4)	$4,099,700	$4,476,227	$4,901,122	$5,633,182	$5,962,648
NYSE AMH Class A common share closing price	$16.15	$16.20	$16.71	$17.76	$16.89

Portfolio Data - at end of period
Leased single-family properties	14,384	17,328	20,666	23,364	26,161
Single-family properties in acquisition process	549	731	805	577	611
Single-family properties being renovated	3,598	1,732	1,466	1,179	1,719
Single-family properties being prepared for re-lease (5)	n/a	281	508	656	295
Vacant single-family properties available for re-lease (5)	n/a	579	700	617	1,442
Vacant single-family properties available for initial lease	2,736	2,573	1,319	744	610
Single-family properties held for sale	-	44	41	36	39
Total single-family properties	21,267	23,268	25,505	27,173	30,877
Total portfolio occupancy	67.6%	74.5%	81.0%	86.0%	84.7%
Available for rent 30+ days occupancy (6)	89.6%	90.1%	92.1%	93.6%	93.2%
Available for rent 90+ days occupancy (7)	96.2%	94.5%	95.1%	94.7%	94.1%
Quarterly lease renewal rate	73.0%	73.4%	71.8%	72.0%	68.4%

Other Data
Distributions declared per common share	$-	$0.05	$0.05	$0.05	$0.05
Distributions declared per Series A preferred share	$-	$0.23	$0.31	$0.31	$0.31
Distributions declared per Series B preferred share	$-	$-	$0.35	$0.31	$0.31
Distributions declared per Series C preferred share	$-	$-	$-	$0.23	$0.34

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Notes to Fact Sheet

(1)          Refer to Net Operating Income and Core Net Operating Income section for calculation details and related reconciliations to net income / (loss), as determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

(2)          Our credit facility provides for borrowing capacity of up to $800 million and bears interest at 30 day LIBOR plus 2.75% (3.125% beginning in March 2017).  Borrowings are available until March 2015, which may be extended for an additional year subject to the satisfaction of certain financial covenant tests.  Upon expiration of the credit facility period, any outstanding borrowings will convert to a term loan through September 30, 2018.

(3)          Total equity capitalization includes common and preferred shares outstanding at the end of the respective periods and 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

(4)          Total capitalization includes equity capitalization, principal balance on asset-backed securitizations and borrowings outstanding under our credit facility at the end of the respective periods.

(5)          Single-family properties being prepared for re-lease and vacant single-family properties available for re-lease not measured as of September 30, 2013, due to an insignificant number of properties in turn-over process during such period.

(6)          Available for rent 30+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 30 days (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(7)          Available for rent 90+ days occupancy is calculated at the end of each respective period as the number of leased properties divided by the number of leased properties after we have completed initial renovations or are available for rent for a period of greater than 90 days (i.e., occupancy percentage is net of vacancy associated with properties in turn).

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Quarterly Consolidated Statements of Operations

(Amounts in thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended
	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	June 30, 2014	Sep 30, 2014
Revenues:
Rents from single-family properties	$47,364	$61,843	$73,761	$88,871	$104,210
Fees from single-family properties	1,476	1,409	1,358	1,889	1,529
Tenant charge-backs	323	1,218	1,890	3,138	4,282
Other	300	420	269	406	372
Total revenues	49,463	64,890	77,278	94,304	110,393

Expenses:
Property operating expenses
Leased single-family properties	17,579	24,470	29,266	36,790	50,583
Vacant single-family properties and other	7,873	8,348	9,043	6,351	3,885
General and administrative expense	2,742	3,667	5,074	5,703	5,291
Interest expense	-	-	1,502	3,888	5,112
Noncash share-based compensation expense	153	473	532	612	751
Acquisition fees and costs expensed	496	814	452	919	14,550
Depreciation and amortization	24,043	33,160	35,131	38,325	44,855
Total expenses	52,886	70,932	81,000	92,588	125,027

Remeasurement of Series E units	(438)	(1,619)	(2,756)	(4,944)	3,588
Remeasurement of Preferred shares	-	(1,810)	(457)	(141)	(1,750)

Loss from continuing operations	(3,861)	(9,471)	(6,935)	(3,369)	(12,796)

Discontinued operations
Gain on disposition of single-family properties	-	-	-	-	-
Income from discontinued operations	-	-	-	-	-
Income from discontinued operations	-	-	-	-	-

Net loss	(3,861)	(9,471)	(6,935)	(3,369)	(12,796)

Noncontrolling interest	3,798	3,888	3,620	4,212	3,382
Dividends on preferred shares	-	1,160	3,121	4,669	5,569

Net loss attributable to common shareholders	$(7,659)	$(14,519)	$(13,676)	$(12,250)	$(21,747)

Weighted-average shares outstanding–basic and diluted	162,725,150	185,499,066	185,504,294	185,515,651	202,547,677

Net loss per share–basic and diluted:
Loss from continuing operations	$(0.05)	$(0.08)	$(0.07)	$(0.07)	$(0.11)
Income from discontinued operations	-	-	-	-	-
Net loss attributable to common shareholders per share–basic and diluted	$(0.05)	$(0.08)	$(0.07)	$(0.07)	$(0.11)

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Funds from Operations and Core Funds from Operations

(Amounts in thousands, except share and per share information)

(Unaudited)

The following is a reconciliation of net loss attributable to common shareholders, determined in accordance with GAAP, to FFO and Core FFO for the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 (amounts in thousands, except share and per share data):

	For the Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2013	2013	2014	2014	2014
Net loss attributable to common shareholders	$(7,659)	$(14,519)	$(13,676)	$(12,250)	$(21,747)
Adjustments:
Noncontrolling interests in the Operating Partnership	4,028	3,718	3,715	4,140	3,583
Depreciation and amortization of real estate assets	23,211	31,702	33,827	36,793	43,153
Funds from operations	$19,580	$20,901	$23,866	$28,683	$24,989
Adjustments:
Acquisition fees and costs expensed	496	814	452	919	14,550
Noncash share-based compensation expense	153	473	532	612	751
Remeasurement of Series E units	438	1,619	2,756	4,944	(3,588)
Remeasurement of Preferred shares	-	1,810	457	141	1,750
Core funds from operations	$20,667	$25,617	$28,063	$35,299	$38,452
Weighted-average number of FFO shares (1)	216,348,416	239,122,332	239,127,560	239,138,917	256,170,943
FFO per weighted-average FFO share	$0.09	$0.09	$0.10	$0.12	$0.10
Core FFO per weighted-average FFO share	$0.10	$0.11	$0.12	$0.15	$0.15

(1)          Includes quarterly weighted average common shares outstanding and assumes full conversion of all Operating Partnership units outstanding, including 13,787,292 Class A units, 31,085,974 Series C units, 4,375,000 Series D units and 4,375,000 Series E units.

FFO is a non-GAAP financial measure that we calculate in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.

Core FFO is a non-GAAP financial measure that we use as a supplemental measure of our performance.  We compute Core FFO by adjusting FFO for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of properties with existing leases, (2) noncash share-based compensation expense and (3) noncash fair value adjustments associated with remeasuring our Series E units liability and Preferred shares derivative liability to fair value.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Funds from Operations and Core Funds from Operations (continued)

We present FFO and FFO per FFO share because we consider FFO to be an important measure of the performance of real estate companies, as do many analysts in evaluating our Company.  We believe that FFO is a helpful measure of a REIT’s performance since FFO excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time.  We believe that real estate values fluctuate due to market conditions and in response to inflation.

We also believe that Core FFO and Core FFO per FFO share are helpful to investors as supplemental measures of the operating performance of our Company as they allow investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period.

FFO and Core FFO are not a substitute for net cash flow provided by operating activities or net loss per share, as determined in accordance with GAAP, as a measure of our liquidity, operating performance or ability to pay dividends.  FFO and Core FFO also are not necessarily indicative of cash available to fund future cash needs.  Because other REITs may not compute FFO and Core FFO in the same manner, FFO and Core FFO may not be comparable among REITs.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Net Operating Income and Core Net Operating Income

(Amounts in thousands)

	For the Three Months Ended
	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014
Net Operating Income
Rents from single-family properties	$47,364	$61,843	$73,761	$88,871	$104,210
Fees from single-family properties	1,476	1,409	1,358	1,889	1,529
Tenant charge-backs	323	1,218	1,890	3,138	4,282
Total revenues from single-family properties	49,163	64,470	77,009	93,898	110,021

Leased property operating expenses	17,579	24,470	29,266	36,790	50,583

Net operating income	$31,584	$40,000	$47,743	$57,108	$59,438
Net operating income margin	64.2%	62.0%	62.0%	60.8%	54.0%	(1)

Core Net Operating Income
Rents from single-family properties	$47,364	$61,843	$73,761	$88,871	$104,210
Fees from single-family properties	1,476	1,409	1,358	1,889	1,529
Bad debt expense	(417)	(1,748)	(1,423)	(962)	(2,044)
Core revenues from single-family properties	48,423	61,504	73,696	89,798	103,695

Leased property operating expenses	17,579	24,470	29,266	36,790	50,583
Expenses reimbursed by tenant charge-backs	(323)	(1,218)	(1,890)	(3,138)	(4,282)
Bad debt expense	(417)	(1,748)	(1,423)	(962)	(2,044)
Core property operating expenses	16,839	21,504	25,953	32,690	44,257

Core net operating income	$31,584	$40,000	$47,743	$57,108	$59,438
Core net operating income margin	65.2%	65.0%	64.8%	63.6%	57.3%	(1)

(1)          Decreases in third quarter 2014 net operating income and core net operating income margins are attributable to:

•                   Higher turn-over costs associated with increased volume of lease expirations and tenant move-outs

•                   Increased repair and maintenance expenses as a result of seasonality and logistical inefficiencies

•                   Increased bad debt expense in connection with a higher number of expiring leases that were underwritten prior to internalization of our property management and leasing functions.

NOI is a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties and tenant charge-backs, less property operating expenses for leased single-family properties.  Core NOI is also a supplemental non-GAAP financial measure that we define as rents and fees from single-family properties, net of bad debt expense, less property operating expenses for leased single-family properties, excluding expenses reimbursed by tenant charge-backs and bad debt expense.

NOI and Core NOI also exclude income from discontinued operations, remeasurement of preferred shares, remeasurement of Series E units, depreciation and amortization, acquisition fees and costs expensed, noncash share-based compensation expense, interest expense, general and administrative expense, property operating expenses for vacant single-family properties and other and other revenues.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Net Operating Income and Core Net Operating Income (continued)

(Amounts in thousands)

We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding the operating performance of our leased single-family properties. Additionally, we believe Core NOI is helpful to our investors as it better reflects the operating margin performance of our leased single-family properties and excludes the impact of certain operating expenses that are reimbursed through tenant charge-backs.

NOI and Core NOI should be considered only as supplements to net loss as measures of our performance. NOI and Core NOI should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI and Core NOI also should not be used as substitutes for net loss or net cash flows from operating activities (as computed in accordance with GAAP).

The following is a reconciliation of NOI and Core NOI to net loss determined in accordance with GAAP:

	For the Three Months Ended
	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sep 30, 2014
Net loss	$(3,861)	$(9,471)	$(6,935)	$(3,369)	$(12,796)
Income from discontinued operations	-	-	-	-	-
Remeasurement of Preferred shares	-	1,810	457	141	1,750
Remeasurement of Series E units	438	1,619	2,756	4,944	(3,588)
Depreciation and amortization	24,043	33,160	35,131	38,325	44,855
Acquisition fees and costs expensed	496	814	452	919	14,550
Noncash share-based compensation expense	153	473	532	612	751
Interest expense	-	-	1,502	3,888	5,112
General and administrative expense	2,742	3,667	5,074	5,703	5,291
Property operating expenses for vacant
single-family properties and other	7,873	8,348	9,043	6,351	3,885
Other revenues	(300)	(420)	(269)	(406)	(372)
Net operating income	$31,584	$40,000	$47,743	$57,108	$59,438
Tenant charge-backs	323	1,218	1,890	3,138	4,282
Expenses reimbursed by tenant charge-backs	(323)	(1,218)	(1,890)	(3,138)	(4,282)
Bad debt expense excluded from operating expenses	417	1,748	1,423	962	2,044
Bad debt expense included in revenues	(417)	(1,748)	(1,423)	(962)	(2,044)
Core net operating income	$31,584	$40,000	$47,743	$57,108	$59,438

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Top 20 Markets Summary

The table below summarizes certain information with respect to our top 20 markets as of September 30, 2014:

Market	Number of Properties	Percentage of Total Properties	Gross Book Value ($ millions)	Percentage of Gross Book Value	Gross Book Value per Property	Average Sq. Ft.	Avg. Age (years)	Leased Properties	Occupancy Percentage
Dallas-Fort Worth, TX	2,666	8.6%	$422.8	8.0%	$158,590	2,142	10.9	2,388	89.6%
Indianapolis, IN	2,530	8.2%	377.7	7.1%	149,289	1,923	12.1	2,024	80.0%
Greater Chicago area, IL and IN	1,828	5.9%	308.2	5.8%	168,600	1,893	13.0	1,428	78.1%
Atlanta, GA	1,790	5.8%	297.4	5.6%	166,145	2,135	13.7	1,574	87.9%
Cincinnati, OH	1,701	5.5%	289.8	5.5%	170,370	1,851	12.5	1,348	79.2%
Houston, TX	1,627	5.3%	280.6	5.3%	172,465	2,251	10.2	1,368	84.1%
Charlotte, NC	1,550	5.0%	263.7	5.0%	170,129	1,984	11.3	1,317	85.0%
Tampa, FL	1,445	4.7%	272.0	5.1%	188,235	2,002	10.8	1,316	91.1%
Phoenix, AZ	1,320	4.3%	211.1	4.0%	159,924	1,838	11.4	1,252	94.8%
Jacksonville, FL	1,247	4.0%	185.2	3.5%	148,516	1,922	10.6	1,048	84.0%
Nashville, TN	1,200	3.9%	246.4	4.7%	205,333	2,198	10.2	1,095	91.3%
Columbus, OH	1,119	3.6%	165.8	3.1%	148,168	1,827	13.3	920	82.2%
Raleigh, NC	1,116	3.6%	198.3	3.8%	177,688	1,894	10.4	910	81.5%
Orlando, FL	922	3.0%	155.4	2.9%	168,547	1,923	12.7	807	87.5%
Las Vegas, NV	907	2.9%	158.6	3.0%	174,862	1,865	12.0	843	92.9%
Salt Lake City, UT	840	2.7%	181.6	3.4%	216,190	2,167	13.1	670	79.8%
Austin, TX	582	1.9%	84.1	1.6%	144,502	1,855	10.4	453	77.8%
San Antonio, TX	514	1.7%	76.8	1.5%	149,416	2,021	10.1	413	80.4%
Greenville, SC	483	1.6%	81.0	1.5%	167,702	1,913	11.2	381	78.9%
Denver, CO	481	1.6%	123.1	2.3%	255,925	2,103	12.1	325	67.6%
All Other (1)	5,009	16.2%	905.8	17.1%	180,834	1,823	11.0	4,281	85.5%
Total / Average	30,877	100.0%	$5,285.4	100.0%	$171,176	1,967	11.6	26,161	84.7%

(1) Represents 21 markets in 15 states.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Top 20 Markets Home Price Appreciation Trends

		HPA Index (1)
Market	Relative Weighting of Top 20 Markets (2)	Dec 31, 2012 (3)	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	HPA Index Appreciation
Dallas-Fort Worth, TX (4)	9.508%	100.0	100.6	105.9	107.2	108.6	109.8	112.9	12.9%
Indianapolis, IN	8.881%	100.0	104.2	107.8	110.3	106.9	109.0	112.4	12.4%
Greater Chicago area, IL and IN	7.679%	100.0	101.2	110.2	111.0	111.5	108.7	114.8	14.8%
Atlanta, GA	7.545%	100.0	103.8	111.0	114.0	114.9	120.1	122.4	22.4%
Nashville, TN	6.390%	100.0	102.3	107.5	108.4	110.5	110.6	116.0	16.0%
Houston, TX	6.312%	100.0	101.9	107.6	108.7	111.1	115.1	117.4	17.4%
Cincinnati, OH	6.119%	100.0	100.3	105.7	108.0	105.6	106.4	110.9	10.9%
Salt Lake City, UT	5.495%	100.0	103.9	109.6	109.9	109.4	110.2	115.7	15.7%
Tampa, FL	5.361%	100.0	99.7	107.5	110.5	112.0	113.1	113.7	13.7%
Charlotte, NC	5.354%	100.0	105.1	109.6	112.9	113.6	109.7	116.3	16.3%
Phoenix, AZ	5.270%	100.0	103.0	111.0	115.9	117.8	118.8	122.5	22.5%
Jacksonville, FL	4.776%	100.0	107.6	110.9	111.7	113.3	110.4	115.5	15.5%
Las Vegas, NV	4.371%	100.0	101.7	111.5	121.5	124.4	130.3	132.4	32.4%
Raleigh, NC	4.040%	100.0	103.1	105.7	107.3	106.2	108.2	110.9	10.9%
Columbus, OH	3.167%	100.0	102.4	107.7	111.5	109.2	111.1	114.8	14.8%
Orlando, FL	3.036%	100.0	99.8	107.5	109.9	110.2	112.0	115.1	15.1%
Tucson, AZ	1.867%	100.0	98.5	102.5	105.7	108.5	106.1	109.2	9.2%
Greensboro, NC	1.789%	100.0	100.8	104.7	104.8	103.1	105.1	110.5	10.5%
Austin, TX	1.550%	100.0	101.1	109.1	111.0	110.0	114.7	120.1	20.1%
San Antonio, TX	1.490%	100.0	99.1	100.4	100.1	100.7	104.6	107.6	7.6%
Total / weighted average	100.0%								15.9%

(1)          HPA Index reflects the House Price Index of the Federal Housing Finance Agency (“FHFA”), known as the Quarterly Purchase-Only Index, specifically the non-seasonally adjusted “Purchase-Only Index” for the “100 Largest Metropolitan Statistical Areas.” Updates to the Quarterly Purchase-Only Index are released by the FHFA on approximately the 20th day of the second month following quarter-end. Accordingly, information in the above table has been presented through June 30, 2014, as the third quarter 2014 Quarterly Purchase-Only Index will not be available until approximately the week of November 20, 2014.

(2)          Relative weighting of top 20 markets based on properties as of September 30, 2013, consistent with relative weighting used for purposes of computing the “HPA Factor” for our 5% Series A participating preferred shares, 5% Series B participating preferred shares and 5.5% Series C participating preferred shares as described in the prospectuses for those securities.

(3)          For the illustrative purposes of this table, the HPA Index has been indexed as of December 31, 2012 and, as such, a baseline index value of 100.0 has been assigned to each market as of such date.  The HPA Index values with respect to the other periods presented are relative measures calculated in relation to the baseline index value.

(4)          Our Dallas-Fort Worth, TX market is comprised of the Dallas-Plano-Irving and Fort Worth-Arlington Metropolitan Divisions, with each division being given equal weighting for purposes of determining the HPA Index.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Leasing Experience

The table below summarizes our leasing experience through September 30, 2014:

Market	Leased (1)	Available for Rent 30+ Days (2)	Available for Rent 90+ Days (3)	30+ Days Occupancy % (4)	90+ Days Occupancy % (5)	Average Annual Scheduled Rent Per Property
Dallas-Fort Worth, TX	2,340	2,424	2,409	96.5%	97.1%	$17,951
Indianapolis, IN	2,018	2,306	2,270	87.5%	88.9%	15,372
Atlanta, GA	1,543	1,595	1,586	96.7%	97.3%	16,158
Greater Chicago area, IL and IN	1,399	1,549	1,510	90.3%	92.6%	19,839
Cincinnati, OH	1,331	1,497	1,472	88.9%	90.4%	17,151
Houston, TX	1,319	1,401	1,382	94.1%	95.4%	18,970
Charlotte, NC	1,299	1,356	1,347	95.8%	96.4%	16,279
Tampa, FL	1,297	1,375	1,365	94.3%	95.0%	18,443
Phoenix, AZ	1,240	1,306	1,306	94.9%	94.9%	13,396
Jacksonville, FL	1,016	1,105	1,091	91.9%	93.1%	15,696
All Other (6)	10,916	11,694	11,593	93.3%	94.2%	16,878
Total / Average	25,718	27,608	27,331	93.2%	94.1%	$16,931

(1)          Includes leases on properties for which we have completed renovations and excludes leases with tenants existing at the date of acquisition (“Stabilized Properties”)

(2)          Available for Rent 30+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 30 days.

(3)          Available for Rent 90+ Days represents the number of properties that have been leased after we have completed renovations or are available for rent (i.e., “rent-ready”) for a period of greater than 90 days.

(4)          Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 30+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(5)          Occupancy percentage is computed by dividing the number of leased properties by the number of properties available for rent 90+ days from the date of completing initial renovations (i.e., occupancy percentage is net of vacancy associated with properties in turn).

(6)          Represents 31 markets in 19 states.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Acquisition, Renovation and Leasing Rates

(1)          “Rent Ready” includes properties for which initial construction has been completed during each quarter. Q3 2014 includes 1,338 renovated properties acquired as part of the Beazer Rental Homes portfolio.

(2)          “Leases Signed” includes the number of initial leases signed each quarter (includes Pre-Existing Leases). Q3 2014 includes 1,236 leased properties acquired as part of the Beazer Rental Homes portfolio.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Portfolio Footprint Map

All properties in all markets are managed by AMH personnel.

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Lease Expirations

American Homes 4 Rent

Supplemental Information Package

Third Quarter 2014

Debt Maturity Schedule

(Amounts in thousands)

(1)          Reflects borrowings outstanding under credit facility as of September 30, 2014, which become due (based on fully extended maturity date) on September 30, 2018.

(2)          Reflects fully extended maturity date of June 9, 2019, which is based on an initial two-year loan term and three, 12-month extension options, at the Company’s election, provided there is no event of default and compliance with certain other terms.